UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2004

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26081 Avenue Hall Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (661) 295-5600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On November 4, 2004, 3D Systems Corporation issued a press release setting forth the Company’s results of operations for its third quarter and nine months ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference. The information in this Item (and in such press release) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01                                           Financial Statements and Exhibits

(c)          Exhibits:

Exhibit Number	Reference
99.1	Press Release dated November 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 4, 2004
/s/ Robert M. Grace, Jr.
(Signature)
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 4, 2004.